                        Morgan Stanley Special Value Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Dolby  2/16/  27,500  $18.00 $495,00  10,776    0.04%  0.02%   Morgan  Goldma
Labora    05    ,000           0,000                            Stanle     n
tories                                                            y,     Sachs
 , DLB                                                          Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Adams
                                                                Harkne
                                                                 ss,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y
                                                                Merril
                                                                  l
 Adams  7/20/  7,950,  $17.00 $135,15   4,226    0.05%  0.01%   Lynch   Merril
Respir    05    000            0,000                            & Co.,     l
 atory                                                          Morgan   Lynch
Therap                                                          Stanle
eutics                                                            y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Lehman
                                                                Brothe
                                                                  rs
  ITC   7/25/    -     $23.00 $287,50  62,500    0.50%  0.13%   Inc.,   Lehman
Holdin    05                   0,000                            Credit  Brothe
  gs                                                            Suisse    rs
Corp./                                                          First
  ITC                                                           Boston
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Securi
                                                                 ties
                                                                Merril
                                                                  l
                                                                Lynch
 Adams  7/26/  7,950,  $17.00 $135,15   4,226    0.05%  0.01%   & Co.,  Merril
Respir    05    000            0,000                            Morgan     l
 atory                                                          Stanle   Lynch
Therap                                                            y,
eutics                                                          Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s